UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 24, 2002

                                (Date of Report)


                           DOLLAR GENERAL CORPORATION

             (Exact name of registrant as specified in its charter)



         TENNESSEE                   001-11421                   61-0502302
(State or other jurisdiction      (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)


                               100 Mission Ridge
                         Goodlettsville, Tennessee 37072
               (Address of principal executive offices) (Zip code)

                                 (615) 855-4000
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE

         On May 24, 2002, the Hon. Thomas A. Wiseman, Jr., United States District Court for the Middle District of Tennessee, entered a final judgment and order approving the settlement of the securities class action lawsuit pending against the Company. As discussed in the Company's Forms 10-K filed with the Securities and Exchange Commission for the fiscal years ended February 1, 2002 and February 2, 2001, the settlement resolves all claims of the class against the Company and certain of its current and former directors, officers and employees. The settlement will become final when the time to appeal the court's approval order and judgment has expired or when any appeals have been resolved.

         The Company makes this report on Form 8-K pursuant to Regulation FD (17 CFR 243.100-243.103).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   May 24, 2002                  DOLLAR GENERAL CORPORATION



                                       By:      /s/ Renee M. H. Yuen
                                                -------------------------------
                                                Name:   Renee M. H. Yuen
                                                Title:  Assistant Secretary